EXHIBIT 32

TAMIR BIOTECHNOLOGY, INC.

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Tamir Biotechnology, Inc. (the “Company”), does hereby certify, to the best of his knowledge and belief that:

(1) The Quarterly Report on Form 10-Q for the period ended October 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 6, 2013

/s/ JAMIE SULLEY
President

May 6, 2013

/s/ JOANNE BARSA
Chief Financial Officer